Exhibit 99.1

Spot Mobile International Ltd. Acquires Technology Assets from

Yak America Inc.

Assets include telecommunications switching platform

Miami, FL – Marketwire – November 4, 2010 – Spot Mobile International Ltd. (OTCBB: RPIDD), a mobile virtual network operator offering prepaid wireless service and handsets has acquired key strategic assets from Yak America Inc. Spot Mobile acquired a state-of-the-art telecommunications switching platform which affords it the ability to provide domestic and international mobile phone service in network at a significant cost reduction. As a result of the acquisition, Spot Mobile is one of a handful of operators offering prepaid wireless service on its own proprietary switching platform.

Spot Mobile operates on the GSM network leveraging both of the two largest GSM networks in the domestic U.S. Spot Mobile offers prepaid wireless service for domestic and international calling, text and data, and sells both prepaid mobile phones and prepaid SIM cards.

“This acquisition was a key strategic transaction for Spot Mobile, and we now have full control and ownership of the assets necessary to support our mobile initiatives,” said Charles Zwebner, Chairman and CEO of Spot Mobile. “This acquisition positions Spot Mobile to take advantage of the market shift towards prepaid wireless, which IDC projects to grow from 64 million current users to 160 million by 2015,” added Mr. Zwebner.

About Spot Mobile International, Ltd.

Spot Mobile International, through its wholly-owned subsidiaries, Mr. Prepaid, Inc. and Spot Mobile Corp., is a mobile virtual network operator (MVNO) offering prepaid mobile services and phones and SIM cards for use with unlocked GSM handsets such as BlackBerry, iPhones, and other smart devices, as well as transaction-based point of sale activation solutions through retailers in the United States. The Company has recently started distribution of its Spot Mobile prepaid phone wireless services through its Mr. Prepaid distribution network and continues to add target customers.

DISCLOSURE NOTICE:

This press release and other statements to be made by the Company contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, including but not limited to statements relating to projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management’s plans, strategies, and objectives for future operations, and management’s expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic, industry, or market conditions or performance. Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “project,” and conditional verbs such as “may,” “could,” and “would,” and other similar expressions. Such forward-looking statements reflect management’s current expectations, beliefs, estimates, and projections regarding the Company, its industry and future events, and are based upon certain assumptions made by management. These forward-looking statements are not guarantees of future performance and necessarily are subject to risks, uncertainties, and other factors (many of which are outside the control of the Company) that could cause actual results to differ materially from those anticipated. Those factors include, but are not limited to, the risk factors discussed in our most recent filings with the United States Securities and Exchange Commission; the rapidly changing nature of technology, evolving industry standards and frequent introductions of new products, services and enhancements by competitors; the competitive nature of the markets for our products and services; our ability to gain market acceptance for our products and services; our ability to fund our operational growth; our ability to attract and retain skilled personnel; our ability to diversify our revenue streams and customer concentrations; our ability to successfully integrate the operations of acquired companies; and our reliance on third-party suppliers. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, our actual results could differ materially from those anticipated in these forward-looking statements. These forward-looking statements speak only as of the date on which such statements are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings.

Contact Information:

Larry Turel

Vice President-Corporate Development & Investor Relations

Spot Mobile International Ltd.

Phone 561-213-1955

Email lturel@spotmobile.com